Exhibit 10.15

WAIVER AND CONSENT

As of March 29, 2005

CELLSTAR CORPORATION,

as Administrative Borrower

1730 Briercroft Court

Carrollton, Texas 75006

RE: Joint Venture (“Joint Venture”) by and among Celular Express S.A. de C.V. (“Celex”), Comunicación Inalámbrica Inteligente, S.A. de C.V. (“CII”), Soluciones Inalámbricas, S.A. de C.V. (“WS”), Comunicación Celular Nacional, S.A. de C.V. (“CCN”), Janel, S.A. de C.V. (“Janel”, and together with CCN, collectively the “Sellers”), and Messrs. José Kuri Harfush, Miguel Angel Kuri Haddad, Diego Rodrigo Kuri Haddad, Ricardo Kuri Haddad, Leonardo Kuri Haddad and Enrique Alarcón Cremoux (collectively referred hereto as the “Strategic Individuals”).

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of September 28, 2001, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (the “Lenders”) and Wells Fargo Foothill, Inc. (f/k/a Foothill Capital Corporation), as Administrative Agent for the Lenders (the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

You have requested that the Lenders (a) consent to the terms of the Joint Venture as evidenced by the Joint Venture Agreement by and among Celex, CII, the Sellers and the Strategic Individuals (the “JV Agreement”), together with the other agreements, instruments and documents listed on Exhibit A and attached thereto (collectively, with the JV Agreement, the “JV Documents”), and (b) waive compliance by the Borrowers with Section 7.1 (Indebtedness), Section 7.4 (Disposal of Assets), Section 7.6 (Guarantee), Section 7.13 (Investments) and Section 7.14 (Transactions with Affiliates) of the Loan Agreement to permit Celex and the Parent to enter into the Joint Venture pursuant to the terms and conditions of the Joint Venture Agreement and the other JV Documents.

In addition, the Borrowers anticipate that they will be unable to perform obligations owed to the Agent and the Lenders under the terms and conditions of the

Loan Agreement as a result of the Parent’s failure to cause its independent public accountants to deliver a letter (the “Accountants Letter”) to the Trustee (as defined in the Indenture (defined below)) confirming that their audit examination included a review of the terms of the Indenture and whether any “Default” or “Event of Default” has come to their attention as required pursuant to Section 4.06(b) of the Indenture (the “Indenture”) for the Parent’s 12% Senior Subordinated Notes due January 2007 (the “Subordinated Notes”) resulting in an Event of Default under Section 8.9 of the Loan Agreement (the “Anticipated Event of Default”). As such, CellStar Corporation, as Administrative Borrower, has requested that the Agent and the Lenders waive the Anticipated Event of Default.

The Lenders hereby consent to the terms of the Joint Venture and waive compliance with Sections 7.1, 7.4, 7.6, 7.13 and 7.14 of the Loan Agreement to the extent necessary to permit the execution of the Joint Venture Documents and consummation of the transactions described therein so long as the following conditions are satisfied: (a) after giving effect to this Waiver and Consent, no Default or Event of Default exists at the time of the consummation of the transactions contemplated by the JV Documents or would be caused thereby, (b) the Investment by Celex in the Joint Venture does not exceed $8,100,000 in the aggregate (including (i) Investments of cash and contributed assets in an amount not to exceed $4,100,000 and (ii) preferential dividend payments from Celex’s share of the Joint Venture in accordance with the terms of the Joint Venture Documents), (c) the guarantee by Parent of Celex’s obligations under the JV Documents is (i) unsecured and (ii) limited to $1,000,000 in the aggregate, and (d) (i) the material terms of the final JV Documents are substantially similar to those set forth in the draft JV Documents attached hereto as Exhibit A, (ii) the final JV Documents are in form and substance satisfactory to Agent and (iii) Agent shall have received duly executed copies of the JV Documents.

Furthermore, the Agent and the Lenders hereby waive the Anticipated Event of Default and their respective rights and remedies under the Loan Agreement arising as a result of the Anticipated Event of Default so long as the following conditions are satisfied: (a) the Parent shall cause the Accountants Letter to be delivered on or before April 15, 2005 and (b) the holders of the Subordinated Notes (or the Trustee on behalf of the holders of the Subordinated Notes) shall not exercise any remedies against any Loan Party with respect to the Anticipated Event of Default (other than giving of notice of default pursuant to Section 6.01(c) of the Indenture). Each Borrower hereby acknowledges and agrees that the failure of the events set forth in (a) and (b) above to occur shall cause this waiver with respect to the Anticipated Event of Default to be of no further effect.

This Waiver and Consent shall be effective as of the date set forth above only upon the execution and delivery hereof by the Borrowers and the Required Lenders to the Agent.

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Except as otherwise expressed herein, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

This Waiver and Consent may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Waiver and Consent shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Waiver and Consent shall constitute a Loan Document for all purposes.

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AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

	By:	/s/ Robert Bernier
	Name:	Robert Bernier
	Title:	Vice President

FLEET CAPITAL CORPORATION, as a Lender

	By:	/s/ H. Michael Wills
	Name:	H. Michael Wills
	Title:	Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

	By:	/s/ Stuart A. Hall
	Name:	Stuart A. Hall
	Title:	Senior Account Executive

PNC BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Robin L. Arriola
	Name:	Robin L. Arriola
	Title:	Vice President

Acknowledged and agreed to as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

	By:	National Auto Center, Inc., its General Partner

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

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CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	President

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CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

By:	National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

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